Securities Act File No. 333-59745


                            PILGRIM U.S. EQUITY FUNDS
                          PILGRIM EQUITY & INCOME FUNDS

          Supplement dated March 9, 2001 to the Class A, B, C, M and T
             U.S. Equity Funds and Equity & Income Funds Prospectus
                              dated March 1, 2001


1.   REVISED AVERAGE ANNUAL TOTAL RETURN FIGURES FOR PILGRIM GROWTH + VALUE
     FUND.

     The "Average Annual Total Returns" table on page 23 of the prospectus is hereby replaced in its entirety by the following:

     AVERAGE ANNUAL TOTAL RETURNS

                                                                 RUSSELL 2000    RUSSELL 3000
                          CLASS A(2)   CLASS B(3)   CLASS C(4)     INDEX(5)        INDEX(6)
                          ----------   ----------   ----------     --------        --------
One year, ended
December 31, 2000    %     -18.02       -17.46       -14.33        -3.02            -7.46

Since inception(7)   %      19.51        20.12        20.38         9.32(8)         15.61(8)

----------
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.
(6) The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(7)  The Fund commenced operations on November 18, 1996.
(8)  Index return is for period beginning December 1, 1996.

2.   REVISED  AVERAGE  ANNUAL TOTAL RETURN FIGURES FOR PILGRIM  SMALLCAP  GROWTH
     FUND.

     The "Average Annual Total Returns" table on page 27 of the prospectus is hereby replaced in its entirety by the following:

     AVERAGE ANNUAL TOTAL RETURNS


                                                                  RUSSELL 2000
                          CLASS A(3)   CLASS B(4)   CLASS C(5)   GROWTH INDEX(6)
                          ----------   ----------   ----------   ---------------
One year, ended
December 31, 2000    %     -10.95       -10.36        -7.05          -22.43

Five years, ended
December 31, 2000    %      18.21        18.56        18.87            7.14

Since inception of
Classes A and C(7)   %      17.42          N/A        17.67            8.81(8)

Since inception of
Class B(7)           %        N/A        21.17          N/A           10.04

----------
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(6)  The Russell  2000 Growth  Index is an  unmanaged  index that  measures  the
     performance    of    securities    of   smaller   U.S.    companies    with
     greater-than-average growth orientation.
(7) Classes A and C commenced operations on December 27, 1993. Class B commenced operations on May 31, 1995.
(8)  Index return is for period beginning January 1, 1994.


3. REVISED FINANCIAL HIGHLIGHTS INFORMATION FOR PILGRIM SMALLCAP OPPORTUNITIES FUND.

     The Financial Highlights table for Class A shares of Pilgrim SmallCap Opportunities Fund on page 66 of the prospectus is revised to reflect that the ratio of expenses to average net assets after reimbursement for the year ended December 31, 1999, is 1.43%.

4.   CHANGES IN POLICIES FOR PILGRIM BANK AND THRIFT FUND.

     On January 16, 2001, the Board of Directors of Pilgrim Bank and Thrift Fund approved the following measures:

- A change in the Fund's investment objective. Currently, the Fund primarily seeks long term capital appreciation; a secondary objective is income. The Board approved a change so that the investment objective would be long term capital appreciation. Income would no longer be an objective. This change is subject to approval of shareholders.

- The Board approved a change that would expand the types of companies in which the Fund normally invests. Currently, the Fund normally invests at least 65% of its total assets in equity securities of nationally and state chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. Under the new policy, the Fund would invest under normal market conditions at least 65% of its total assets in equity securities of companies engaged in financial services. Financial services companies may include the following:

          banks; bank holding companies; investment banks; trust companies; insurance companies; finance companies; securities broker-dealers; electronic-trading networks; investment management firms; custodians of financial assets; companies engaged in trading, dealing, or managing commodities; companies that invest significantly or deal in financial instruments; government-sponsored financial enterprises; thrift and savings banks; conglomerates with significant interest in financial services companies; fund financial services companies; companies that process financial transactions; administrators of financial products or services; companies that render services primarily to other financial services companies; companies that produce, sell, or market software or hardware related to financial services or products or directed to financial services companies; and other companies whose assets or earnings can be significantly affected by financial instruments or services.


     The purpose of the change is to permit the Fund to invest in a broader array of financial services companies in the belief that they may present potentially attractive investment opportunities. This change is also subject to shareholder approval.

-    A change in the name of the Fund to "ING Pilgrim Financial Services Fund."

     A meeting of the Fund shareholders will be scheduled to consider these and related proposals. Proxy statements that provide details will be mailed to shareholders in the first quarter of 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE